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                                                                    Exhibit 10.5


                          REGISTRATION RIGHTS AGREEMENT

                                 by and between

                           MICROSTRATEGY INCORPORATED

                                       and

                          FOOTHILL CAPITAL CORPORATION

                          Dated as of February 9, 2001









































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          REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of February
                                              ---------
9, 2001, by and between MicroStrategy Incorporated, a Delaware corporation (the "Company"), and Foothill Capital Corporation, a California corporation (the
 -------
"Lender").
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                             W I T N E S S E T H :
                             -------------------

          WHEREAS, simultaneously herewith, the Company and Lender have entered into a Loan and Security Agreement, dated as of the date hereof (the "Loan and
                                                                      --------
Security Agreement").
------------------

          WHEREAS, in order to induce Lender to enter into the Loan and Security Agreement, the Company is issuing and delivering to Lender (the "Initial Holder") a warrant (the "Warrant") to purchase Class A Common Shares (the Class
                         -------
A Common Shares issued or issuable upon exercise of the Warrant are hereinafter referred to as the "Warrant Shares"), and the Company has further agreed to
                    --------------
provide certain registration rights in respect of the Registrable Securities (as defined below) on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Company hereby agrees with the Initial Holder as follows:

          1.   DEFINITIONS.  As used in this Agreement, the following terms
               -----------
shall have the following meanings:

          "Affiliate" shall mean (i) with respect to any Person, any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (ii) with respect to any individual, shall also mean the spouse, sibling, child, step-child, grandchild, niece, nephew or parent of such Person, or the spouse thereof.

          "Common Shares" shall mean shares of Class A common stock, par value
           -------------
$0.001 per share, of the Company.

          "Company" shall have the meaning set forth in the preamble.
           -------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time, and the rules and regulations thereunder, or any successor statute.

          "Holder" shall mean the Initial Holder for so long as it is the
           ------
registered owner of any Registrable Securities and its heirs, successors and permitted assigns (including any permitted transferees of Registrable Securities) who acquire or are otherwise the transferee of Registrable Securities, directly or indirectly, from such Initial Holder (or any subsequent Holders), for so long as such heirs, successors and permitted assigns are the registered owner of any Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a Holder whenever such Person holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such purchase, conversion, exercise or exchange has actually been effected and disregarding any legal restrictions upon the exercise of such rights. Registrable Securities issuable upon exercise of an

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option or upon conversion, exchange or exercise of another security shall be deemed outstanding for the purposes of this Agreement.

          "Holders' Counsel" shall mean one firm of counsel (per registration)
           ----------------
to the Holders of Registrable Securities participating in such registration, which counsel shall be selected by the Majority Holders of the Registration.

          "Initial Holder" shall mean the Lender.
           --------------

          "Majority Holders" shall mean one or more Holders of Registrable
           ----------------
Securities who would hold a majority of the Registrable Securities then outstanding.

          "Majority Holders of the Registration" shall mean, with respect to a
           ------------------------------------
particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities to be included in such registration.

          "NASD" shall mean the National Association of Securities Dealers, Inc.
           ----

          "Loan and Security Agreement" shall have the meaning set forth in the
           ---------------------------
preamble.

          "Person" shall mean any individual, firm, partnership, corporation,
           ------
trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

          "Piggyback Registration" shall mean a registration required to be
           ----------------------
effected by the Company pursuant to Section 2.1.

          "Piggyback Registration Statement" shall mean a registration statement
           --------------------------------
of the Company, which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.1 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
Statement (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act) and any such Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference) therein.

          "Registrable Securities" shall mean (i) any Warrant Shares issued upon
           ----------------------
exercise of the Warrant and (ii) any other securities of the Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) which may be issued with respect to, in exchange for, or in substitution of, Warrant Shares by reason of any dividend

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or stock split, combination of shares, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities are sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (C) such securities have been otherwise transferred, a new certificate or other evidence of ownership for them not bearing the legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act, (D) such securities shall have ceased to be outstanding, or (E) such securities are sold or otherwise transferred to a Person which, by virtue of Section 6.6 of this Agreement, is not entitled to the rights provided by this Agreement.

          "Registration Expenses" shall mean any and all reasonable out of
           ---------------------
pocket expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, NASD and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including fees and disbursements of counsel for the Company in connection with such compliance and the preparation of any required blue sky memorandum or legal investment survey), (iii) all printers' fees and costs incurred in printing, distributing, mailing and delivering any Registration Statement, any Prospectus and any other document relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, (v) the fees and disbursements of all independent public accountants retained by the Company (including the expenses of any audit and/or "cold comfort" letters) and the fees and expenses of other Persons, including experts, retained by the Company, (vi) the expenses incurred by the Company in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities, (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (viii) premiums and other costs of policies of insurance required by the underwriters against liabilities arising out of the public offering of the Registrable Securities being registered, and (ix) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses
                                        --------  -------
shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities; and provided further, that in any case where
                                       -------- -------
Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

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

          "SEC" shall mean the Securities and Exchange Commission, or any
           ---
successor agency having jurisdiction to enforce the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time, and the rules and regulations thereunder, or any successor statute.

          "Underwriters" shall mean the underwriters, if any, of the offering
           ------------
being registered under the Securities Act.

          "Underwritten Offering" shall mean a sale of securities of the Company
           ---------------------
to an Underwriter or Underwriters for reoffering to the public.

          "Warrant Shares" shall mean the Common Shares or other securities
           --------------
issued or issuable upon the exercise of the Warrant.

          "Warrant" shall mean the warrant issued to the Initial Holder pursuant
           -------
to the Loan and Security Agreement, together with any additional warrants issued in accordance with the terms thereof.

          2.   REGISTRATION UNDER THE SECURITIES ACT.
               -------------------------------------

          2.1  Piggyback Registration.
               ----------------------

          (a)  Right to Include Registrable Securities.  If the Company at any
               ---------------------------------------
time or from time to time during the one year period commencing on the date of this Agreement (the "Piggyback Period") proposes to register any of its
                     ----------------
securities under the Securities Act (other than in a registration on Form S-4 or S-8 or any successor form to such forms) whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice (which notice shall be given at least 20 days prior to such proposed registration) to all Holders of Registrable Securities of its intention to undertake such registration, describing in reasonable detail the proposed registration and distribution and of such Holders' right to participate in such registration under this Section 2.1 as hereinafter provided. Subject to the other provisions of this paragraph (a) and Section 2.1(b), upon the written request of any Holder made within 15 days after the receipt of such written notice (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof), the Company shall effect the registration under the Securities Act of all Registrable Securities requested by Holders to be so registered (a "Piggyback Registration"), to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register and shall cause such Registration Statement to become and remain effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 4. If a Piggyback Registration involves an Underwritten Offering, immediately upon notification to the Company from the Underwriter of the price at which such securities are to be sold, the Company shall so advise each participating Holder. The Holders requesting inclusion in a Piggyback Registration may, at any time prior to the effective date of the Piggyback Registration Statement (and for any reason),

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

revoke such request by delivering written notice to the Company revoking such requested inclusion.

          If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities; provided, however, that if such delay shall
                                   --------  -------
extend beyond 120 days from the date the Company received a request to include Registrable Securities in such Piggyback Registration, then the Company shall again give all Holders the opportunity to participate therein and shall follow the notification procedures set forth in the preceding paragraph. No delay or a series of delays of a registration beyond the Piggyback Period shall prejudice the Holders' rights under this Section 2.1. Accordingly, Holders who requested inclusion in a Piggyback Registration delayed by the Company beyond the Piggyback Period may, at the election of such Holder, continue to include such Holder's Registrable Securities in such registration. There is no limitation on the number of such Piggyback Registrations pursuant to this Section 2.1 which the Company is obligated to effect during the Piggyback Period.

          (b)  Priority in Piggyback Registration.  If a Piggyback Registration
               ----------------------------------
involves an Underwritten Offering (on a firm commitment basis), and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without materially interfering with the successful marketing of the securities being offered, the Company shall deliver prompt notice to each holder of such determination by the sole or lead managing Underwriter and shall include in such registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, (i) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposes to register for its own account (but solely to the extent that the proceeds thereof shall not be used to purchase shares of common stock of the Company or other securities of the Company), (B) second, the Registrable Securities requested to be included in such registration by the Holders and any other Persons holding registration rights pari passu with rights of the Holders hereunder (not including Affiliates of the Company), allocated pro rata in proportion to the number of Registrable
                           --- ----
Securities requested to be included in such registration by each of them, and
(C) third, other securities of the Company to be registered on behalf of any other Person, and (ii) in the case of a registration initiated by a Person other than the Company, (A) first, the Registrable Securities requested to be included in such registration by any Persons initiating such registration requested to be included in such registration by any Persons initiating such registration, (B) second, the Registrable Securities requested to be included in such registration by the Holders and any other Persons holding registration rights pari passu with rights of the Holders hereunder (not including Affiliates of the Company), allocated pro rata in proportion to
          --- ----

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

the number of securities requested to be included in such registration by each of them, and (C) third, the securities that the Company proposes to register for the account of it and its Affiliates, provided, however, that in the event the
                                      -----------------
Company will not, by virtue of this Section 2.1(b), include in any such registration all of the Registrable Securities of any Holder requested to be included in such registration, such Holder may, upon written notice to the Company given within three days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding pro rata increase in the amount of Registrable Securities to be included in such registration.

          (c)  Limitations on Piggyback Registration.  The Company shall not be
               -------------------------------------
required to effect any registration of Registrable Securities hereunder in connection with (i) the Company's registration of securities issuable in connection with the settlement or other resolution of the class action lawsuit filed in the United States District Court for the Eastern District of Virginia, captioned In re MicroStrategy Inc. Securities Litigation, Civ. No. 00-473-A and
(ii) the exercise of certain registration rights held by the holders of the Company's Series A Convertible Preferred Stock (or any Common Shares issued with respect thereto).

          2.2  Underwritten Offering.  Notwithstanding anything herein to the
               ---------------------
contrary, no Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for the underwriting by the Company and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          2.3  Expenses.  The Company shall pay all Registration Expenses in
               --------
connection with any Piggyback Registration whether or not such registration shall become effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration.

          2.4  Conversions; Exercises.  Notwithstanding anything to the contrary
               -----------------------
herein, in order for any Registrable Securities that are issuable upon the exercise of conversion rights, options or warrants to be included in any registration pursuant to Section 2 hereof, the exercise of such conversion rights, options or warrants must be effected no later than immediately prior to the closing of any sales under the Registration Statement pursuant to which such Registrable Securities are to be sold.

          2.5  "Stand-Off" Agreement.  Each Holder, if requested by the Company,
               ---------------------
shall not sell or otherwise transfer or dispose of any Registrable Securities for a period of 90 days following the effective date of any registration statement of the Company (other than a registration statement on Form S-8), provided, that the officers and directors of the Company also agree to such restrictions and, except to the extent, and only to the extent, that such Registrable Securities are covered by such registration statement. The Company may impose stop-transfer instructions with respect to any Registrable Securities subject to the foregoing restrictions until the end of such 90 day period.

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          2.6  Confidentiality of Notices.  Any Holder receiving any notice from
               --------------------------
the Company regarding the Company's plans to file a registration statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement except (i) as required by law or (ii) if such information is or becomes generally available to the public other than as a result of a disclosure by the a Holder.

          3.   [INTENTIONALLY OMITTED].

          4.   REGISTRATION PROCEDURES.
               -----------------------

          4.1  Obligations of the Company.  Whenever the Company is required to
               --------------------------
effect the registration of Registrable Securities under the Securities Act pursuant to Section 2 of this Agreement, the Company shall promptly:

          (a) prepare and file with the SEC the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective (provided, that the Company may
                                            --------
discontinue any registration of its securities that are not Registrable Securities, and, under the circumstances specified in Section 2.1(a), its securities that are Registrable Securities);

          (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in each case until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement; provided, that the Company shall not be required to keep any Registration Statement effective for a period exceeding 60 days;

          (c) furnish, without charge, to each selling Holder of such Registrable Securities, such reasonable number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act, and other documents, as such selling Holder and Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such selling Holder (the Company hereby consenting to the use in accordance with applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such selling Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus);

          (d) prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such U.S. jurisdictions as any selling Holder of Registrable Securities covered by such Registration

Statement may reasonably request to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder and to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals), and do any and all other reasonable acts and things which may be necessary or advisable to enable any such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder;

          (e) use its commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the selling Holders of such Registrable Securities to consummate the disposition of such Registrable Securities;

          (f) notify Holders' Counsel and each Holder of Registrable Securities covered by such Registration Statement: (i) when the Registration Statement has been filed and when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (iv) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in any of clauses (ii) through (iv) of this Section 4.1(f) or in the event of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or
(B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (and shall furnish to each such Holder a reasonable number of copies of such Prospectus so supplemented or amended); and if the notification relates to an event described in clause (ii) of this Section 4.1(f), the Company shall use all commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered;

          (i) provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effectiveness of such Registration Statement;

          (j) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and any other governmental agency or authority having jurisdiction over the offering;

          (k) use its best efforts to cause all such Registrable Securities to be duly included for quotation on the Nasdaq Stock Market's National Market or listed on the principal national securities exchange on which the Company's similar securities are then listed, if applicable;

          (l) enter into and perform customary agreements (including, if applicable, an underwriting agreement in customary form) and provide officers' certificates and other customary closing documents;

          (m) cooperate with each selling Holder of Registrable Securities and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (n) cooperate with the selling Holders of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Holders of Registrable Securities which shall be given at least five business days prior to any sale of Registrable Securities;

          (o) if requested by any selling Holder of Registrable Securities, furnish to such Holder participating in the offering, without charge, at least one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference);

          (p) if requested by any selling Holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information concerning such Holder of Registrable Securities as the selling Holder of Registrable Securities reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company and its counsel; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable Securities; and

          (q) use commercially reasonable efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.

          4.2  Seller Information.  The Company may require each selling Holder
               ------------------
of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the disposition of such securities as the Company may from time to time reasonably request in writing; provided,
                                                                 ---------
however, that such information shall be used only in connection with such
-------
Registration. If any Registration Statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, and (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

          4.3  Notice to Discontinue.
               ---------------------

          (a) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(f)(ii) through 4.1(f)(iv), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities which is current at the time of receipt of such notice.

          (b) In the event that, in the reasonable judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not been publicly disclosed and as to which the Company reasonably believes public disclosure would be detrimental to the Company, the Company shall notify all Holders of Registrable Securities covered by such Registration Statement to such effect, and, upon receipt of such notice, each such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended Prospectus or until such Holder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

          (c) If the Company shall give any notice provided for under Section 4.3(a) or 4.3(b), the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 4.1(b)) by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 4.1(f).

          5.   INDEMNIFICATION; CONTRIBUTION.
               -----------------------------

          5.1  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its officers, directors, partners, members, stockholders, employees, Affiliates, advisers, attorneys and agents (collectively, "Agents") and each Person who controls such Holder (within the meaning of the Securities Act) and its Agents with respect to each registration which has been effected pursuant to this Agreement, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, and the reasonable fees, disbursements and other charges of legal counsel) in respect thereof (collectively, "Claims"), insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any preliminary, final or summary prospectus and any amendment or supplement thereto) related to any such registration or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, or any qualification or compliance incident thereto; provided, however, that the Company will not be
                             --------  -------
liable in any such case to the extent that any such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact so made in reliance upon and in conformity with written information furnished to the Company by a Holder, Underwriter or other indemnified person hereunder expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person who may be entitled to indemnification pursuant to this Section 5 and shall survive the transfer of securities by such Holder.

          5.2  Indemnification by Holders.  Each Holder, if Registrable
               --------------------------
Securities held by it are included in the securities as to which a registration is being effected, agrees to, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, and its Agents, each other Person who participates as an Underwriter or selling stockholder in the offering or sale of such securities and its Agents and each Person who controls the Company and its Agents against any and all Claims, insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any preliminary, final or summary prospectus and any amendment or supplement thereto) related to any such registration, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein;

provided, however, that the aggregate amount which any such Holder shall be
--------  -------
required to pay pursuant to this Section 5.2 shall in no event be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claims less all amounts previously paid by such Holder with respect to any such Claims. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person who may be entitled to indemnification pursuant to this Section 5 and shall survive the transfer of securities by such Holder.

          5.3  Conduct of Indemnification Proceedings.  Promptly after receipt
               --------------------------------------
by an indemnified party of notice of any Claim or the commencement of any action or proceeding involving a Claim under this Section 5, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 5, (i) notify the indemnifying party in writing of the Claim or the commencement of such action or proceeding; provided, that the
                                                        --------
failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under this Section 5, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 5, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any indemnified
                                       --------  -------
party shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed in writing to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so, or (C) in the reasonable judgment of any such indemnified party, based upon advice of counsel, a conflict of interest shall exist between such indemnified party and the indemnifying party with respect to such claims; it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to no more than one firm of local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement of any claim or action in respect of which indemnification or contribution may be sought hereunder, unless such settlement,
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, and (3) does not provide for any action on the part of any party other than the payment of money damages which is to be paid in full by the indemnifying party.

          5.4  Contribution.  If the indemnification provided for in Section 5.1
               ------------
or 5.2 from the indemnifying party for any reason is unavailable to (other than by reason of exceptions provided therein), or is insufficient to hold harmless an indemnified party hereunder in respect of any Claim, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the actions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. If, however, the foregoing allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

          5.5.  Other Indemnification.  Indemnification similar to that
                ---------------------
specified in the preceding Sections 5.1 and 5.2 (with appropriate modifications) shall be given by the Company and each selling Holder of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act. The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract.

          5.6  Indemnification Payments.  The indemnification and contribution
               ------------------------
required by this Section 5 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any expense, loss, damage or liability is incurred.

          6.   GENERAL.
               -------

          6.1  Adjustments Affecting Registrable Securities.  The Company agrees
               --------------------------------------------
that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement.

          6.2  Registration Rights to Others.  Other than as set forth on
               -----------------------------
Schedule A attached hereto, the Company represents and warrants that it is not currently a party to any agreement with respect to its securities granting registration rights to Persons. Except for the registration rights set forth in
Section 2.3(c), if the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act (not including any such rights which have been previously granted), such rights shall not be more favorable than the rights provided in this Agreement to the Holders unless the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holders.

          6.3  Availability of Information; Rule 144; Rule 144A; Other
               -------------------------------------------------------
Exemptions. The Company covenants that it shall timely file any reports required
----------
to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 under the Securities Act), and that it shall take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell

Registrable Securities without registration under the Securities
Act within the limitation of the exemptions provided by (i) Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (ii) any other rule or regulation now existing or hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

          6.4  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Majority Holders; provided, however, that no such amendment,
                          --------  -------
modification, supplement, waiver or consent to departure shall reduce the aforesaid percentage of Registrable Securities without the written consent of all of the Holders of Registrable Securities; and provided further, that nothing
                                                  -------- -------
herein shall prohibit any amendment, modification, supplement, termination, waiver or consent to departure the effect of which is limited only to those Holders who have agreed to such amendment, modification, supplement, termination, waiver or consent to departure.

          6.5  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed to the applicable party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties in accordance with the provisions of this Section:

If to the Company:            MicroStrategy Incorporated
                              8000 Towers Crescent Drive
                              Suite 1400
                              Vienna, Virginia 22182
                              Attn: General Counsel
                              Fax No.(703) 847-4837

with copies to:               Hale and Dorr LLP
                              60 State Street
                              Boston, Massachusetts 02109
                              Attn: Mitchel Appelbaum, Esq.
                                    Thomas S. Ward, Esq.
                              Fax No.(617) 526-5000

if to Initial Holder:         Foothill Capital Corporation
                              2450 Colorado Avenue
                              Suite 3000 West
                              Santa Monica, California 90404
                              Attn: Business Finance Division Manager
                              Fax No.(310) 453-7413
with copies to:               Brobeck, Phleger & Harrison LLP
                              550 South Hope Street
                              Los Angeles, California 90071-2604
                              Attn: John F. Hilson, Esq.
                              Fax No: (213) 745-3345


          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next business day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid.

          6.6  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns (including any permitted transferee of the Warrant or Registrable Securities). Any Holder may assign to any permitted (as determined under the Warrant) transferee of its Warrant or Registrable Securities (other than a transferee that acquires such Registrable Securities in a registered public offering or pursuant to a sale under Rule 144 of the Securities Act (or any successor rule)), its rights and obligations under this Agreement; provided, however, if any permitted transferee shall take and hold
           --------  -------
Warrant or Registrable Securities, such transferee shall promptly notify the Company and by taking and holding such Registrable Securities such permitted transferee shall automatically be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement as if it were a party hereto (and shall, for all purposes, be deemed a Holder under this Agreement). If the Company shall so request any heir, successor or permitted assign (including any permitted transferee) wishing to avail itself of the benefits of this Agreement shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof. For purposes of this Agreement, "successor" for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, sale of substantially all of its assets, or similar transaction. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder or by the Company without the consent of the other parties hereto.

          6.7  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

          6.8  Descriptive Headings, Etc.  The headings in this Agreement are
               --------------------------
for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs of this Agreement unless otherwise specified; (4) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

          6.9   Severability.  In the event that any one or more of the
                ------------
provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          6.10  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.  THE VALIDITY OF
                ------------------------------------------
THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. THE COMPANY AND THE INITIAL HOLDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON
                                                                  ----- ---
CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN
----------
ACCORDANCE WITH THIS SECTION 6.10.
                     ------------

          THE COMPANY AND THE INITIAL HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE COMPANY AND THE INITIAL HOLDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          6.11  Remedies; Specific Performance.  The parties hereto acknowledge
                ------------------------------
that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court specified in Section 6.10 hereof, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by a party hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

          6.12  Entire Agreement.  This Agreement and the other document
                ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          6.13  Further Assurances.  Each party hereto shall do and perform or
                ------------------
cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          6.14  Construction.  The Company and the Initial Holder acknowledge
                ------------
that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Company and the Holders.

          6.15  No Inconsistent Agreement.  The Company will not hereafter enter
                -------------------------
into any agreement which is inconsistent with the rights granted to the Holders in this Agreement.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

THE COMPANY:.                                 INITIAL HOLDER:


MICROSTRATEGY INCORPORATED                    FOOTHILL CAPITAL CORPORATION

By:    /s/ Eric F. Brown                      By:    /s/ Brian Duffy
       _____________________________________         _____________________
Name:  Eric F. Brown                          Name:  Brian Duffy
       _____________________________________         _____________________
Title: President and Chief Financial Officer  Title: Senior Vice President
       _____________________________________         _____________________




              [SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

                               TABLE OF CONTENTS
                               -----------------

                                                                                Page
                                                                                ----
1. DEFINITIONS.................................................................   2
2. REGISTRATION UNDER THE SECURITIES ACT.......................................   5
     2.1   Demand Registration.................................................   5
     2.2   Incidental Registration.............................................   5
     2.5   Expenses............................................................   7
     2.6   Conversions; Exercises..............................................   7
3. HOLDBACK ARRANGEMENTS.......................................................   8
4. REGISTRATION PROCEDURES.....................................................   8
     4.1   Obligations of the Company..........................................   8
     4.2   Seller Information..................................................  11
     4.3   Notice to Discontinue...............................................  11
5. INDEMNIFICATION; CONTRIBUTION...............................................  12
     5.1   Indemnification by the Company......................................  12
     5.2   Indemnification by Holders..........................................  13
     5.3   Conduct of Indemnification Proceedings..............................  13
     5.4   Contribution........................................................  14
     5.5.   Other Indemnification..............................................  14
     5.6   Indemnification Payments............................................  14
6. GENERAL.....................................................................  15
     6.1   Adjustments Affecting Registrable Securities........................  15
     6.2   Registration Rights to Others.......................................  15
     6.3   Availability of Information; Rule 144; Rule 144A; Other Exemptions..  15
     6.4   Amendments and Waivers..............................................  15
     6.5   Notices.............................................................  15
     6.6   Successors and Assigns..............................................  16
     6.7   Counterparts........................................................  17
     6.8   Descriptive Headings, Etc...........................................  17
     6.9   Severability........................................................  17
     6.10   Choice of Law and Venue; Jury Trial Waiver.........................  17
     6.11   Remedies; Specific Performance.....................................  18
     6.12   Entire Agreement...................................................  18
     6.13   Further Assurances.................................................  18
     6.14   Construction.......................................................  19
     6.15   No Inconsistent Agreement..........................................  19
